                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              ___________________

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  March 3, 1998

                              ___________________


                          SALIX PHARMACEUTICALS, LTD.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)


     BRITISH VIRGIN ISLANDS           000-23265                  94-3267443
________________________________________________________________________________
       (State or other          (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)



3600 WEST BAYSHORE ROAD, PALO ALTO, CALIFORNIA                     94303
________________________________________________________________________________
  (Address of principal executive offices)                       (Zip code)


(Registrant's telephone number, including area code):  (650) 856-1500


                             SALIX HOLDINGS, LTD.
________________________________________________________________________________
                  (Former name, if changed since last report)
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Item 5.  Other Events.

     On March 3, 1998, the Registrant amended its Memorandum and Articles of Association of Incorporation by filing a Notice of Amendment of Memorandum and Articles of Association (a copy of which is filed as an exhibit to this report and is hereby incorporated by reference) with the Registry of Companies, British Virgin Islands in order to change its name from Salix Holdings, Ltd. to Salix Pharmaceuticals, Ltd. On March 24, 1998, the Registrant issued a news release (a copy of which is filed as an exhibit to this report and is hereby incorporated by reference) publicly announcing the change to the Registrant's name.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     No financial statements or pro forma financial information are required to be filed as a part of this report. The exhibits filed as part of this report are listed in the Exhibit Index hereto.
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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SALIX PHARMACEUTICALS, LTD.


                                    By:  /s/ J. DAVID BOYLE
                                         -----------------------
                                         J. David Boyle
                                         Chief Financial Officer



Dated: March 24, 1998
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                          SALIX PHARMACEUTICALS, LTD.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*
                      __________________________________



3.3 Notice of Amendment of Memorandum and Articles of Association, dated March 3, 1998.

99.1.   News release dated March 24, 1998 issued by Registrant
----------------
* Exhibits not listed are inapplicable.